SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – July 10, 2009

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24341	54-18652710
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Bala Plaza, Suite 300 Bala Cynwyd, Pennsylvania	19004
(Address of Principal Executive Offices)	(Zip Code)

(610) 660-7817

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Effective January 1, 2009, Central European Distribution Corporation (the “Registrant”) retrospectively adopted Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements,” and FASB Staff Position No. APB 14-1. This resulted in the recording of certain adjustments to amounts previously reported, including changes that affected the Registrant’s previously reported net income attributable to common shareholders and earnings per common share. These adjustments are described in further detail in Note 1 to the Consolidated Financial Statements included in Exhibit 99.4. The Registrant is filing this Current Report on Form 8-K to update Items 6, 7, 7A and 8 of its 2008 Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 2, 2009, solely to reflect the retrospective effects of these adjustments. The updates to the Registrant’s 2008 Annual Report on Form 10-K included in the attached exhibits do not attempt to modify or update any other disclosures set forth in the Registrant’s 2008 Annual Report on Form 10-K, except as required to reflect the adjustments described above, and do not update or discuss any other developments affecting the Registrant subsequent to March 2, 2009. Accordingly, the updates to the Registrant’s 2008 Annual Report on Form 10-K included in the attached exhibits should be read in conjunction with the Registrant’s filings made with the Securities and Exchange Commission subsequent to the filing of the Registrant’s 2008 Annual Report on Form 10-K, including any amendments to the Registrant’s filings.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Exhibit Title
23.1	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers Sp. z o.o.).

99.1	Item 6. Selected Financial Data as of and for the years ended December 31, 2008, 2007, 2006, 2005 and 2004.

99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3	Item 7A. Quantitative and Qualitative Disclosures about Market Risk.

99.4	Item 8. Financial Statements and Supplementary Data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Central European Distribution Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:	/s/ Chris Biedermann
Name:	Chris Biedermann
Title:	Vice President and Chief Financial Officer

Date: July 10, 2009

EXHIBIT INDEX

Exhibit Number	Exhibit Title
23.1	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers Sp. z o.o.).

99.1	Item 6. Selected Financial Data as of and for the years ended December 31, 2008, 2007, 2006, 2005 and 2004.

99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3	Item 7A. Quantitative and Qualitative Disclosures about Market Risk.

99.4	Item 8. Financial Statements and Supplementary Data.